SCHEDULE 14C
                                 (RULE 14C-101)

                 INFORMATION REQUIRED IN INFORMATION STATEMENT

                            SCHEDULE 14C INFORMATION

                INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

[ ]  Preliminary Information Statement
[ ]  Confidential, for Use of the Commission
     Only (as permitted by Rule 14c-5(d)(2))
[X]  Definitive Information Statement

                          ENEX RESOURCES CORPORATION
--------------------------------------------------------------------------------
                  (Name of Registrant As Specified in Charter)

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          pursuant to Exchange Act Rule 0-11 (set forth the amount on which the
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[ ]  Fee paid previously with preliminary materials

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     previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

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     (4)  Date Filed:








ENEX  RESOURCES  CORPORATION
(letterhead)

NOTICE  OF  ANNUAL  MEETING  OF  SHAREHOLDERS
To Be Held December 4, 1998



To the Shareholders of Enex Resources Corporation

     You are cordially invited to attend the Annual Meeting of Shareholders of Enex Resources Corporation, a Delaware corporation (the "Company"), to be held at the offices of the Company, 1221 Lamar Street, Suite 1020, Houston, Texas 77010, on December 4, 1998 at 10:00 a.m. Central Standard Time, for the following purposes:

     1. To elect seven directors to serve until the next Annual Shareholder Meeting;

     2. To approve the selection of KPMG Peat Marwick, LLP as independent accountants to audit the accounts of the Company for 1998; and

     3. To transact such other business as may properly come before the meeting or any adjournment.

     All shareholders of record as of November 1, 1998 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

     No proxies are being solicited for this meeting, and the Company requests that no proxies be sent to it. You are encouraged to attend the meeting in person or send a personal representative who may vote your shares in your absence pursuant to a duly executed proxy in favor of such personal representative. Please see the Information Statement submitted herewith which more fully describes the above matters.

                                   By Order of the Board of Directors

                                   /s/ John J. Bassett

                                   John J. Bassett, President
November 13, 1998
Houston, Texas


Annual Reports to shareholders on Form 10-KSB, including financial statements, are being mailed to shareholders, together with this Information
Statement, commencing on or about November 13, 1998.



Your vote is important.
You are urged to attend the meeting and vote your shares in accordance with your wishes. The Company is not soliciting proxies for this meeting, and you are asked not to send a proxy to the Company.



                       ENEX  RESOURCES  CORPORATION
                       1221 Lamar Street, Suite 1020
                           Houston, Texas  77010



                         INFORMATION  STATEMENT
                                  For
                    ANNUAL  MEETING  OF  SHAREHOLDERS
                       To Be Held December 4, 1998


     This Information Statement is furnished to shareholders of Enex Resources Corporation, a Delaware corporation (the "Company"), in connection with the Annual Meeting of Shareholders of the Company to be held at 10:00 a.m. Central Standard Time on December 4, 1998 and all adjournments thereof (the "Annual Meeting"). This Information Statement is being mailed to shareholders on or about November 13, 1998.

     The Annual Meeting will be held at the principal offices of the Company at 1221 Lamar Street, Suite 1020, Houston, Texas 77010. Shareholders may attend the meeting in person or send a personal representative who may vote such shareholder's shares pursuant to a duly executed proxy in favor of such personal representative. Any shareholder giving such proxy may revoke it at any time before it is voted by written revocation delivered to the Company's Secretary, by voting in person at the Annual Meeting or by giving a later proxy. The Company is not soliciting proxies in connection with this Annual Meeting, and shareholders are requested not to send proxies to the Company.


OUTSTANDING  CAPITAL  STOCK

     The record date for shareholders entitled to vote at the Annual Meeting is the close of business on November 1, 1998. At the close of business on that date, the Company had issued, outstanding and entitled to vote at the meeting 1,343,352 shares of common stock, $.05 par value.


MATTERS  TO  BE  ACTED  UPON  AT  THE  MEETING

     The election of directors and the approval of the selection of independent public accountants are the only matters which the Board of Directors knows will be presented for consideration at the meeting.


QUORUM  AND  VOTING

     The presence, in person or by proxy, of the holders of shares of common stock entitled to vote at the Annual Meeting representing a majority of the votes entitled to be cast is necessary to constitute a quorum at the Annual Meeting. Each holder of shares of common stock is entitled to one vote, in person or by proxy, for each share held in such shareholder's name on the record date. Assuming the presence of a quorum, the affirmative votes equal to at least a majority of the votes of holders of common stock entitled to vote at the Annual Meeting, in person or by proxy, are required for the election of directors and the approval of the selection of independent public accountants. As to any other matters which may come before the meeting, a majority of the votes of holders of common stock cast at the Annual Meeting generally is required for approval. Abstentions will be included in vote totals and, as such, will have the same effect on the matter voted upon as a negative vote. Where nominee recordholders do not vote on directors or the other proposals because they did not receive specific instructions on such proposal from the beneficial owners of such shares ("broker nonvotes"), such broker nonvotes will not be included in vote totals and, as such, will have no effect on the action taken at the Annual Meeting.

     The Company is not aware of any other proposals planned to be made at the Annual Meeting and has no current intention of making any additional proposals. The chairman of the meeting shall determine the order of business at the Annual Meeting and the voting and other procedures to be observed. The chairman is authorized to declare whether any business is properly brought before the meeting, and business not properly brought before the meeting may not be transacted.


CORPORATE  GOVERNANCE

     The Board of Directors has the responsibility for establishing broad corporate policies and for the overall performance of the Company, taking into consideration the interests of all shareholders. Members of the Board are kept informed of the Company's business by various reports sent or communicated to them regularly, as well as by operating and financial reports made at Board and Committee meetings by the President and other officers. During 1997, the full Board met seven times. The Board has two Committees, an Audit Committee and a Compensation and Options Committee. Each Committee has met one time in 1997.

     The functions of the Company's Audit Committee include recommending the engagement and discharge of independent auditors, directing and supervising special investigations, reviewing with independent auditors the plan and results of the Company's procedures for internal auditing, approving each professional service provided by the independent auditors, considering the range of audit and nonaudit fees and reviewing the adequacy of the Company's system of internal accounting controls.

     The functions of the Company's Compensation and Options Committee are to review and determine salaries for officers and certain key employees, to administer the Company's 1984 incentive stock option plan and the 1991 Non-Qualified Stock Option Plan, to review and determine the officers and employees to whom stock options should be granted, the number of shares to be optioned and the option price to be paid, and to review and determine bonuses and other special awards of employee compensation and benefits.

Compensation of Directors

     Each nonemployee director is eligible for incentive awards under the 1984 incentive stock option plan. No options or rights have been issued under such plan to any nonemployee director, and none are presently contemplated.

Security Ownership of Certain Beneficial Owners

     The following table sets forth the shares of the Company's common stock beneficially owned by those persons or entities known to be the beneficial owner of more than five percent of the Company's issued and outstanding common stock as of November 1, 1998:

     Title of     Name and Address of            Number        Percent of
     Class        Beneficial Owner(1)            of Shares     Total
     --------     ----------------------         ----------    ----------

     Common     Middle Bay Oil Company, Inc.     1,064,432     79.2%
                1221 Lamar, Suite 1020
                Houston, Texas 77010

     Common     FMR Corp.(2)                     144,300       10.7%
                82 Devonshire Street
                Boston, Massachusetts 02109

(1)On March 27, 1998, Middle Bay Oil Company, Inc. ("Middle Bay") acquired all 1,064,432 shares of common stock pursuant to Middle Bay's tender offer which began February 19, 1998.

(2)FMR Corp. ("FMR") is a holding company, one of whose principal assets is the capital stock of Fidelity Management and Research Company ("Fidelity"), the investment advisor to a large number of investment companies (the "Fidelity Funds"), including the Fidelity Low-Priced Stock Fund, which owns the shares shown in the table. FMR, through its control of Fidelity, and the Chairman of FMR each has sole power to dispose of such shares. Neither FMR nor its principal shareholder has the sole power to vote or direct the voting of such shares, which power resides with the Fidelity Funds' Board of Trustees. Fidelity carries out the voting of the shares under written guidelines established by the Fidelity Funds' Board of Trustees. All information regarding FMR was obtained from Amendment No. 5 to Schedule 13G filed by FMR with the SEC on February 14, 1997.

Security Ownership of Management

     No officer or director of Enex owns shares in the Company. However, the officers and directors of Enex own shares in Middle Bay, the majority owner of Enex. The following table sets forth the shares of Middle Bay's common stock beneficially owned by each director and executive officer and all directors and executive officers as a group, all as of November 1, 1998:

Conv. Preferred     Common     Name and Address of     Amount and Nature of       Percent of
& Options           Stock      Beneficial Owner        Beneficial Ownership(5)    Class
---------------     ------     -------------------     --------------------       ----------

     152,000        24,711     John J. Bassett                 176,711                2.0%
                               4326 Noble Oak Trail
                               Houston, TX  77059

      94,500        25,796     Frank C. Turner, II             120,296                1.4%
                               1406 Tallow Court
                               Seabrook, TX  77586

     114,500         6,996     Robert W. Hammons               121,496                1.4%
                               915 Kentbury Court
                               Katy, TX  77450

       8,000         5,000     Lynn M. Davis                    13,000                0.1%
                               121 Donna Circle
                               Daphne, AL  36526

      34,734       376,241     Edward P. Turner, Jr.(1)         410,975               4.7%
                               100 Central Avenue
                               Chatom, AL  36518

      15,000     1,182,556     C. J. Lett, III(2)             1,197,556              13.8%
                               9320 East Central
                               Wichita, KS  67206

      34,734            --     Frank E. Bolling, Jr.             34,734               0.4%
                               3830 Kendale Drive
                               Gautier, MS  39553

         --         12,000     Gary R Christopher(2)             12,000               0.1%
                               6733 South Yale
                               Tulsa, OK  74136

     117,466        661,222    Alvin V. Shoemaker(3)            778,688               8.9%
                               8800 First Avenue
                               Stone Harbor, NJ  08247

      15,867        109,816    Stephen W. Herod(4)              125,683               1.4%
                               1110 Briar Ridge Drive
                               Houston, TX  77057

                               All executive officers and
                               directors as a group
                               (10 persons)                   2,991,139              34.3%

(1)Includes 362,803 shares owned by Bay City Energy Group, Inc. in which Mr. Turner has indirect voting control but not a direct beneficial interest, and 13,438 shares over which Mr. Turner has sole voting and dispositive power.

(2)Mr. Christopher is an officer of Kaiser-Francis Oil Company which is the beneficial owner of 3,333,334 of Middle Bay's common shares.

(3)Consists of 117,466 shares of Series B preferred stock convertible into 117,466 common shares of Middle Bay.

(4)Consists of 15,867 shares of Series B preferred stock convertible into 15,867 common shares of Middle Bay.

(5)The nature of beneficial ownership for all shares is sole voting and investment power.

Executive Compensation

     The Company does not pay its officers or directors any cash compensation. Middle Bay and the Company share the same officers and directors, and all compensation is paid by Middle Bay.


ELECTION  OF  DIRECTORS

Nominees for Election as Directors

     The following table sets forth information concerning the present directors and executive officers of the Company. All of the directors are nominees for election at the Annual Meeting. All current directors were appointed subsequent to the completion of the Middle Bay tender offer which was completed March 27, 1998. All directors serve for a one-year term or until the annual meeting of shareholders of the Company held following their election:

     Name                     Age               Position(s) Held
     --------------           ---         ----------------------------------

     John J. Bassett          39          Chairman, President and
                                          Chief Executive Officer

     C. J. Lett, III          40          Executive Vice President and
                                          Director

     Stephen W. Herod         38          Vice President and Director

     Edward P. Turner, Jr.    68          Director

     Frank E. Bolling, Jr.    38          Director

     Alvin V. Shoemaker       59          Director

     Gary R. Christopher      48          Director

     John J. Bassett is the current President and a director of the Company. Mr. Bassett has also served as President and a director of the Middle Bay since 1992 and was elected Chairman of the Board of Directors of Middle Bay in 1992. He served as President of the general partner of the Predecessor Partnership of Middle Bay from 1987 to 1992.

     C. J. Lett, III is a Vice President and director of the Company and has served as Executive Vice President for Middle Bay since February 28, 1997. Mr. Lett is also President and a director of Bison Energy Corporation, a position he has held since 1981.

     Stephen W. Herod is a Vice President and director of the Company and has served as Vice President - Corporate Development and a director of Middle Bay since July 1, 1997. Mr. Herod served as President and a director of Shore Oil Company from April, 1992 until the merger of Shore and Middle Bay on June 30, 1997. He joined Shore's predecessor as Controller in February, 1991. In addition, Mr. Herod was employed by Conquest Exploration Company from 1984 until 1991 in various financial management positions, including Operations Accounting Manager. From 1981 to 1984, Mr. Herod was employed by Superior Oil Company as a financial analyst.

     Edward P. Turner, Jr. served as President of Bay City Minerals, Inc. from 1975 to 1987. He is a member of the Alabama State Bar and a managing partner of the law firm of Turner, Onderdonk, Kimbrough & Howell, P.A., in Chatom, Alabama. A substantial amount of his practice is devoted to oil and gas law. Mr. Turner also serves as a director of Bay City Energy Group, Inc.

     Frank E. Bolling, Jr. has been employed by Midstream Fuel Services, Inc. as Vice President of Retail Operations since February, 1995. Prior to his employment with Midstream, Mr. Bolling served as Vice President and General Manager of Dantzler Bulk Plant, Inc., a distributor for Chevron U.S.A., Inc. with annual sales in excess of $25 million. Mr. Bolling served as sales manager for Dantzler from 1987 to 1989. Prior to 1987, Mr. Bolling was employed by Bay City Minerals, Inc.

     Alvin V. Shoemaker is a former Chairman of the Board of First Boston Corporation and former President of Blyth Eastman Paine Webber. He has also worked for the U.S. Treasury. He has been Chairman of the Board of Trustees of the University of Pennsylvania, Vice Chairman of the Securities Industry Association and a director of Harcourt Brace Jovanovich, Royal Insurance of America, the Council on Foreign Relations and the Wharton School of Finance Board. Mr. Shoemaker is also a director of Hanover Compressor Company.

     Gary R. Christopher is Acquisitions Coordinator of Kaiser-Francis
Oil Company, a position he has held since February, 1996. From 1991 to 1996, Mr. Christopher served as Senior Vice President and Manager of Energy Lending for the Bank of Oklahoma. He continues to serve as a consultant to the Bank of Oklahoma. Kaiser-Francis Oil Company owns 3,333,334 shares of Middle Bay's common stock.

Compliance with Section 16(a) of the Exchange Act

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and any persons who own more than 10% of the Company's common stock to file with the Securities and Exchange Commission reports of ownership and changes in ownership of such securities. Based on representations from such persons, the Company believes that there was no failure to file or delinquent filings under Section 16(a) of the Securities Exchange Act of 1934 ("Section 16(a)") by any officer or director of the Company or by Middle Bay. The Company has no knowledge of whether FMR has timely filed all required filings under Section 16(a) with regard to the Company's common stock during 1997.

     The Board of Directors recommends that the shareholders vote FOR all nominees for election to the Board of Directors of the Company for the ensuing year.


OTHER  MATTERS  TO  BE  ACTED  UPON

     The following proposal is expected to be acted upon at the meeting following the election of directors:

APPROVAL  OF  THE  SELECTION  OF
INDEPENDENT  PUBLIC  ACCOUNTANTS

     The Board of Directors of the Company has, subject to shareholder approval, selected KPMG Peat Marwick, LLP as the Company's independent public accountants for the year 1998 and recommends approval of such selection by the shareholders. One or more representatives of KPMG Peat Marwick are expected to attend the Annual Meeting and will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

     The Board of Directors recommends that the shareholders vote FOR approval of the firm of KPMG Peat Marwick, LLP as independent public accountants for 1998.


MISCELLANEOUS

Shareholder Proposals

     Any proposals from shareholders to be presented for consideration for inclusion in the proxy material being prepared for the 1999 annual meeting of shareholders of the Company must be submitted in accordance with applicable Securities and Exchange Commission rules and received by the Company at its principal offices, 1221 Lamar Street, Suite 1020, Houston, Texas 77010, no later than March 31, 1999.

Financial Statements

     Financial Statements, the Notes to Financial Statements and Management's Discussion and Analysis of Financial Condition and Results of Operations for 1997 with comparisons to 1996 and other relevant information are included in the Company's 1997 Annual Report to Shareholders which accompanies this Information Statement and are incorporated herein by reference.

Discretionary Authority

     At the time of mailing this Information Statement, the Board of Directors was not aware of any other matters which might be presented at the meeting.
If any matter not described in this Information Statement should properly be presented, the persons name in the accompanying form of proxy will vote such proxy in accordance with their judgment.

                                   By Order of the Board of Directors

                                   /s/ Kelly L. Green

                                   -------------------------------------
                                   Kelly L. Green, Assistant Secretary


DATED this 13th day of November, 1998